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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 3, 2003


                           ENCORE ACQUISITION COMPANY
             (Exact name of registrant as specified in its charter)


        DELAWARE                        001-16295               75-2759650
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


777 MAIN STREET, SUITE 1400, FORT WORTH, TEXAS                     76102
  (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (817) 877-9955


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  99.1     Press Release dated November 3, 2003

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 3, 2003, Encore Acquisition Company, a Delaware corporation, issued a press release announcing third quarter 2003 results and the 2004 capital budget. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference. The information contained hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 3, 2003             ENCORE ACQUISITION COMPANY


                                   By: /s/Robert C. Reeves
                                       -----------------------------------------
                                       Robert C. Reeves
                                       Vice President, Controller, and Principal
                                       Accounting Officer


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